Exhibit 10.2

PATTERSON COMPANIES, INC.
PATTERSON DENTAL HOLDINGS, INC.
PATTERSON DENTAL SUPPLY, INC.
PATTERSON VETERINARY SUPPLY, INC.
PATTERSON MANAGEMENT, LP

FIRST AMENDMENT TO NOTE PURCHASE AGREEMENT

$250,000,000 3.48% Senior Notes due March 24, 2025

Dated as of January 25, 2019

To the Holders (as defined below) of
the above-referenced Notes
named in the attached Schedule 1

Ladies and Gentlemen:

Reference is made to the Note Purchase Agreement dated as of March 23, 2015 (the "Note Agreement") among PATTERSON COMPANIES, INC., a Minnesota corporation, PATTERSON DENTAL HOLDINGS, INC., a Minnesota corporation, PATTERSON DENTAL SUPPLY, INC., a Minnesota corporation, PATTERSON VETERINARY SUPPLY, INC., a Minnesota corporation, and PATTERSON MANAGEMENT, LP, a Minnesota limited partnership (together jointly and severally, the "Obligors"), and each of the Purchasers named in Schedule A thereto pursuant to which the Obligors issued and sold $250,000,000 aggregate principal amount of its Senior Notes (the "Notes"). You are referred to herein individually as a "Holder" and collectively as the "Holders." Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Note Agreement.

The Obligors have requested certain modifications to the Note Agreement and the Holders have agreed to modify the Note Agreement on the terms and conditions set forth herein.

In consideration of the premises and for good and valuable consideration, the receipt and sufficiency of which are acknowledged, the Obligors and the Holders agree as follows:

1. AMENDMENT TO NOTE AGREEMENT

(a) A new Section 10.10 is added to the Note Agreement to read in its entirety as follows:

"10.10 Material Acquisitions.

For the period commencing on the Amendment Effective Date through April 27, 2019, the Obligors will not, and will not permit any Subsidiary to consummate a Material Acquisition."

(b) Schedule B. Schedule B of the Note Agreement is amended as follows:

(i) The following definitions are amended and restated to read in their entirety as follows:

"**Capital Lease**" of a Person means any lease of property by such Person as lessee which would be capitalized on a balance sheet of such Person prepared in accordance with GAAP; provided, however, if any changes in GAAP are required after the Amendment Effective Date or permitted and are adopted by the Company or any Subsidiary with the agreement of its independent certified public accountants and such changes require all leases by such Person as lessee to be capitalized on a balance sheet of such Person, the term "Capital Lease" shall be deemed to mean only any lease constituting a "Finance Lease" as such term is defined in GAAP as in effect as of the Amendment Effective Date, and all calculations and deliverables under this Agreement shall be made or delivered, as applicable, in accordance therewith. Notwithstanding the foregoing, in the event that the Credit Agreement requires a lease of property of a Person as lessee to be capitalized on a balance sheet of such Person, such lease shall be included as a Capital Lease under this Agreement.

"**Consolidated Adjusted EBITDA**" means, as to any Person for any period, the sum, without duplication, of (a) Consolidated EBIT for such period *plus* (b) consolidated depreciation and amortization for such period *plus* (c) for the fiscal periods ending January 26, 2019 and April 27, 2019, an aggregate amount not to exceed $30,000,000 for the Specified Litigation Settlement paid in cash during such fiscal period. If, during the period for which Consolidated Adjusted EBITDA of the Company is being calculated, the Company or any Subsidiary has (i) acquired sufficient Capital Stock of a Person to cause such Person to become a Subsidiary; (ii) acquired all or substantially all of the assets or operations, division or line of business of a person; or (iii) disposed of one or more Subsidiaries (or disposed of all or substantially all of the assets or operations, division or line of business of a Subsidiary or other person), Consolidated Adjusted EBITDA shall be calculated after giving pro forma effect thereto as if all of such acquisitions and dispositions had occurred on the first day of such period. Consolidated Adjusted EBITDA will be calculated on a rolling four-quarter basis. For the avoidance of

doubt, Consolidated Adjusted EBITDA shall be calculated without adding bad debt expense incurred by such Person for such period to Consolidated EBIT.

(ii) The following definitions are added to Schedule B in the appropriate alphabetical order:

"**Amendment Effective Date**" means the date that all conditions set forth in Section 3 of that certain First Amendment to Note Purchase Agreement among the Obligors and certain holders of the Notes dated as of January 25, 2019 are satisfied.

"**Material Acquisition**" means any acquisition of either or both the Capital Stock or assets of any Person or Persons (or any portion thereof) by one or more of the Obligors and their Subsidiaries whose total purchase consideration (including earnout payments and other deferred payments, and the amount of any Debt assumed or acquired by the Obligors and their Subsidiaries in connection with such acquisition, but excluding transaction costs and expenses) is $50,000,000 or more.

"**Specified Litigation Settlement**" means the aggregate cash amount of the settlement paid by the Company or any of its Subsidiaries in connection with *In re Dental Supplies Antitrust Litigation*, No. 1:16-CV-00696-BMC-GRB in the U.S. District Court for the Eastern District of New York.

2. REAFFIRMATION; AUTHORIZATION

2.1. Reaffirmation of Note Agreement. The Obligors reaffirm their agreement to comply with each of the covenants, agreements and other provisions of the Note Agreement and the Notes, including the amendments of such provisions effected by this First Amendment (the "First Amendment").

2.2. No Default or Event of Default. There currently exists, and after giving effect to this First Amendment there will exist, no Default or Event of Default.

2.3. Authorization. The execution, delivery and performance by the Obligors of this First Amendment have been duly authorized by all necessary corporate action and, except as provided herein, do not require any registration with, consent or approval of, notice to or action by, any Person (including any Governmental Authority) in order to be effective and enforceable. The Note Agreement and this First Amendment each constitute the legal, valid and binding obligations of the Obligors, enforceable in accordance with their respective terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

3. EFFECTIVE DATE

This First Amendment shall become effective as of the date set forth above upon the satisfaction of the following conditions:

3.1 Consent of Holders to this First Amendment. The execution by the Holders of at least 51% of the aggregate principal amount of the Notes outstanding and receipt by the Holders of a counterpart of this First Amendment duly executed by the Obligors.

3.2 Consent under 2018 Note Purchase Agreement. The Holders shall have received a fully executed copy of an amendment executed by the holders of at least 51% of the aggregate principal amount of the Senior Notes outstanding under the Note Purchase Agreement dated as of March 29, 2018 and the Obligors, on terms reasonably satisfactory to the Holders.

3.3 Consent under 2011 Note Purchase Agreement. The Holders shall have received a fully executed copy of an amendment executed by the holders of at least 51% of the aggregate principal amount of the Senior Notes outstanding under the Note Purchase Agreement dated as of December 8, 2011 and the Obligors, on terms reasonably satisfactory to the Holders.

3.4 Amendment Fee. Each Holder shall have received payment of an amendment fee equal to 0.05% of the principal amount of the outstanding Notes held by such holder.

3.5 Fees and Expenses. The Company shall have paid the fees and expenses of Foley & Lardner LLP, special counsel to the Holders.

4. MISCELLANEOUS

4.1. Ratification. The Note Agreement, as amended hereby, shall remain in full force and effect and is ratified, approved and confirmed in all respects.

4.2. Reference to and Effect on the Note Agreement. Upon the final effectiveness of this First Amendment, each reference in the Note Agreement and in other documents describing or referencing the Note Agreement to the "Agreement," "Note Agreement," "hereunder," "hereof," "herein," or words of like import referring to the Note Agreement, shall mean and be a reference to the Note Agreement, as amended hereby.

4.3. Binding Effect. This First Amendment shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto.

4.4. Governing Law. This First Amendment shall be governed by and construed in accordance with New York law, excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

4.5. Counterparts. This First Amendment may be executed in any number of counterparts, each executed counterpart constituting an original, but altogether only one instrument.

IN WITNESS WHEREOF, the Obligors and the Holders have caused this First Amendment to be executed and delivered by their respective officer or officers thereunto duly authorized.

PATTERSON COMPANIES, INC.

By: ______________________
Name: Donald J. Zurbay
Title: Chief Financial Officer

PATTERSON DENTAL HOLDINGS, INC.
PATTERSON DENTAL SUPPLY, INC.
PATTERSON VETERINARY SUPPLY, INC.

By: ______________________
Name: Donald J. Zurbay
Title: Vice President and Treasurer

PATTERSON MANAGEMENT, LP
By: PATTERSON VETERINARY SUPPLY, INC., its General Partner

By: ______________________
Name: Donald J. Zurbay
Title: Vice President and Treasurer

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
By: Barings LLC as Investment Adviser

By: [signature]
Name: John Wheeler
Title: Managing Director

C.M. LIFE INSURANCE COMPANY
By: Barings LLC as Investment Advisor

By: [signature]
Name: John Wheeler
Title: Managing Director

BANNER LIFE INSURANCE COMPANY
By: Barings LLC as Investment Adviser

By: [signature]
Name: John Wheeler
Title: Managing Director

MASSMUTUAL ASIA LIMITED
By: Barings LLC as Investment Adviser

By: [signature]
Name: John Wheeler
Title: Managing Director

MUFG Fund Services (Cayman) Limited, acting solely in its capacity as trustee of Bright – I Fund, a sub-fund of Global Private Credit Umbrella Unit Trust*

By: Barings LLC as Investment Adviser

By: [signature]
Name: John Wheeler
Title: Managing Director

* Trustee's obligations in such capacity will be solely the obligations of the Trustee acting on behalf of Bright – I Fund, and that no creditor will have any recourse against any of the Trustee, (or any of its directors, officers or employees) for any claims, losses, damages, liabilities, indemnities or other obligations whatsoever in connection with actions taken by the Trustee, with any recourse to the Trustee limited to the assets of Bright – I Fund.

THE PRUDENTIAL INSURANCE
COMPANY OF AMERICA

By: ____________________
Name: Anna Sabiston
Title: Vice President

GIBRALTAR LIFE INSURANCE CO., LTD.

By: Prudential Investment Management Japan
Co., Ltd., as Investment Manager

By: PGIM, Inc., as Sub-Adviser

By: ____________________
Name: Anna Sabiston
Title: Vice President

PRUDENTIAL ARIZONA REINSURANCE
TERM COMPANY

By: PGIM, Inc. (as Investment Manager)

By: ____________________
Name: Anna Sabiston
Title: Vice President

TALCOTT RESOLUTION LIFE INSURANCE COMPANY (f/k/a HARTFORD LIFE INSURANCE COMPANY)
HARFTFORD LIFE AND ACCIDENT INSURANCE COMPANY
HARTFORD FIRE INSURANCE COMPANY

By: Hartford Investment Management Company, Their investment manager

By: Dawn M. Crunden
Name: Dawn M. Crunden
Title: Senior Vice President

AMERICAN FIDELITY ASSURANCE COMPANY

By: Hartford Investment Management Company, Its investment manager

By: Dawn M. Crunden
Name: Dawn M. Crunden
Title: Senior Vice President

AXA EQUITABLE LIFE INSURANCE COMPANY

By: ______________________________

Name: Amy Judd

Title: Investment Officer

TRANSAMERICA FINACIAL LIFE
INSURANCE COMPANY
By: AEGON USA Investment Management,
LLC, its Investment Manager

By: ______________________________
Name: Christopher D. Pahlke
Title: Vice President

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

By: ______________________________
Name: Charles Dudley
Title: Managing Director

PACIFIC LIFE INSURANCE COMPANY

By: ____________________

Name: Cathy L. Schwartz

Title: Assistant Vice President

By: ____________________

Name: Matthew A. Levene

Title: Assistant Secretary

STATE FARM LIFE INSURANCE COMPANY

By: ______________________________
Name: Julie Hoyer
Title: Investment Executive

By: ______________________________
Name: Shane Young
Title: Assistant Secretary

STATE FARM LIFE AND ACCIDENT ASSURANCE COMPANY

By: ______________________________
Name: Julie Hoyer
Title: Investment Executive

By: ______________________________
Name: Shane Young
Title: Assistant Secretary

THE STATE LIFE INSURANCE COMPANY
By: American United Life Insurance Company
Its: Agent

DocuSigned by:

By: [signature]
Name: Michael Bullock
Title: VP private placements

MODERN WOODMEN OF AMERICA

By: ______________________________
Name: Douglas A. Pannier
Title: Group Head – Private Placements

By: ______________________________
Name: Christopher M. Cramer
Title: Manager – Fixed Income

AMERITAS LIFE INSURANCE CORP.
AMERITAS LIFE INSURANCE CORP., SUCCESSOR BY MERGER TO ACACIA LIFE INSURANCE COMPANY – CLOSED BLOCK

By: Tina Udell

Name: Tina Udell

Title: VP & Managing Director

UNITED OF OMAHA LIFE INSURANCE COMPANY

By: ______________________________

Name: Justin P. Kavan

Title: Senior Vice President

TRAVELERS CASUALTY AND SURETY COMPANY

By: ______________________________

Name: Mark W. Vandermyde
Title: Senior Vice President

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

By: ______________________________

Name: _David Divine

Title: Senior Portfolio Manager

SCHEDULE I

Holder	Aggregate Principal Amount of Notes Outstanding
Massachusetts Mutual Life Insurance Company	$29,600,000
C.M. Life Insurance Company	$1,800,000
Banner Life Insurance Company	$1,400,000
MassMutual Asia Limited	$2,200,000
Bright I Fund	$4,250,000
Metropolitan Life Insurance Company	$13,000,000
Brighthouse Life Insurance Company f/k/a MetLife Insurance Company USA	$20,000,000
MetLife Insurance K.K.	$2,000,000
The Northwestern Mutual Life Insurance Company	$23,520,000
The Northwestern Mutual Life Insurance Company for its Group Annuity Separate Account	$480,000
Jackson National Life Insurance Company	$23,000,000
The Prudential Insurance Company of America	$10,000,000
Prudential Arizona Reinsurance Term Company	$9,000,000
The Gibraltar Life Insurance Co., Ltd.	$1,000,000
New York Life Insurance Company	$13,400,000
New York Life Insurance and Annuity Corporation	$6,200,000
New York Life Insurance and Annuity Corporation Institutionally Owned Life Insurance Separate Account (BOLI 3-2)	$200,000
New York Life Insurance and Annuity Corporation Institutionally Owned Life Insurance Separate Account (BOLI 3)	$200,000
Hartford Life Insurance Company	$1,000,000
Hartford Life and Accident Insurance Company	$2,000,000
Hartford Fire Insurance company	$8,000,000
American Fidelity Assurance Company	$2,000,000
The Guardian Life Insurance Company of America	$12,000,000
Horizon Blue Cross Blue Shield of New Jersey	$1,000,000
Gerber Life Insurance Company	$1,000,000
AXA Equitable Life Insurance Company	$8,000,000
TransAmerica Financial Life Insurance Company	$8,000,000
Allianz Life Insurance Company of North America	$8,000,000
Pacific Life Insurance Company	$8,000,000
State Farm Life Insurance Company	$6,000,000
State Farm life and Accident Assurance Company	$1,000,000
The State Life Insurance Company	$6,000,000
Modern Woodmen of America	$6,000,000
Ameritas Life Insurance Corp.	$4,000,000
Ameritas Life Insurance Corp. successor by merger to Acacia	$1,000,000

Life Insurance Company – Closed Block	
United of Omaha Life Insurance Company	$5,000,000
State of Wisconsin Investment Board	$2,500,000
Travelers Casualty and Surety Company	$1,500,000
Southern Farm Bureau Life Insurance Company	$1,000,000